Revised 3/1/05
                           MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)
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Adjustable Rate Securities      Delaware Statutory   U.S. Government Adjustable
Portfolios                      Trust                Rate Mortgage Portfolio


Franklin California Tax-Free    Maryland Corporation
Income
Fund, Inc.

Franklin California Tax-Free    Massachusetts        Franklin California Insured
Trust                           Business Trust       Tax-Free Income Fund
                                                     Franklin California
                                                     Intermediate-Term
                                                     Tax-Free Income Fund
                                                     Franklin California
                                                     Limited-Term Tax-Free
                                                     Income Fund
                                                     Franklin California
                                                     Tax-Exempt Money Fund

Franklin Capital Growth Fund    Delaware Statutory
                                Trust


Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin U.S. Government
                                                     Securities Fund
                                                     Franklin Utilities Fund

Franklin Federal Money Fund     California
                                Corporation

Franklin Federal Tax- Free      California
Income Fund                     Corporation

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INVESTMENT COMPANY                  ORGANIZATION     SERIES --- (IF APPLICABLE)
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Franklin Floating Rate Master   Delaware Statutory   Franklin Floating Rate
Trust                           Trust                Master Series
                                                     Fiduciary Core Fixed Income
                                                     Fund
Franklin Global Trust           Delaware Statutory   Fiduciary Core Plus Fixed
                                Trust                Income Fund
                                                     Fiduciary European Smaller
                                                     Companies Fund
                                                     Fiduciary High Income Fund
                                                     Fiduciary Large
                                                     Capitalization Growth
                                                     and Income Fund
                                                     Fiduciary Small
                                                     Capitalization Growth and
                                                     Income Fund
                                                     Franklin International
                                                     Smaller Companies Growth
                                                     Fund


Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   AGE High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts        Franklin Adjustable U.S.
Trust                           Business Trust       Government Securities Fund
                                                     Franklin Convertible
                                                     Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate
                                                     Daily Access Fund
                                                     Franklin Limited Maturity
                                                     U.S. Govt Securities Fund
                                                     Franklin Low Duration Total
                                                     Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends
                                Trust                Fund
Franklin Money Fund             California
                                Corporation

Franklin Municipal Securities   Delaware Statutory   Franklin California High
Trust                           Trust                Yield Municipal Fund
                                                     Franklin Tennessee
                                                     Municipal Bond Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services
                                                     Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin New York Tax-Free      Massachusetts        Franklin New York Insured
Trust                           Business Trust       Tax-Free Income Fund
                                                     Franklin New York
                                                     Intermediate-Term  Tax-Free
                                                     Income Fund
                                                     Franklin New York
                                                     Limited-Term Tax-Free
                                                     Income Fund
                                                     Franklin New York Tax-
                                                     Exempt Money Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate
Securities Trust                Trust                Securities Fund
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Aggressive Growth
                                Trust                Fund
                                                     Franklin Biotechnology
                                                     Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Flex Cap Growth
                                                     Fund Franklin Global
                                                     Communications Fund
                                                     Franklin Global Health Care
                                                     Fund Franklin Natural
                                                     Resources Fund Franklin
                                                     Small-Mid Cap Growth Fund
                                                     Franklin Small Cap Growth
                                                     Fund II Franklin Strategic
                                                     Income Fund Franklin
                                                     Technology Fund Franklin
                                                     U.S. Long-Short Fund
Franklin Tax-Exempt Money Fund  California
                                Corporation

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Tax-Free Trust         Massachusetts        Franklin Alabama Tax-Free
                                Business Trust       Income Fund
                                                     Franklin Arizona Tax-Free
                                                     Income Fund
                                                     Franklin Colorado Tax-Free
                                                     Income Fund
                                                     Franklin Connecticut Tax-
                                                     Free Income Fund
                                                     Franklin Double Tax-Free
                                                     Income Fund
                                                     Franklin Federal
                                                     Intermediate-Term Tax-Free
                                                     Income Fund
                                                     Franklin Federal
                                                     Limited-Term Tax-Free
                                                     Income Fund Franklin
                                                     Florida Insured Tax-Free
                                                     Income Fund Franklin
                                                     Florida Tax-Free Income
                                                     Fund Franklin Georgia
                                                     Tax-Free Income Fund
                                                     Franklin High Yield
                                                     Tax-Free Income Fund
                                                     Franklin Insured Tax-Free
                                                     Income Fund Franklin
                                                     Kentucky Tax-Free Income
                                                     Fund Franklin Louisiana
                                                     Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free
                                                     Income Fund Franklin
                                                     Massachusetts Insured
                                                     Tax-Free Income Fund
                                                     Franklin Michigan Insured
                                                     Tax-Free Income Fund
                                                     Franklin Minnesota Insured
                                                     Tax-Free Income Fund
                                                     Franklin Missouri Tax-Free
                                                     Income Fund Franklin New
                                                     Jersey Tax-Free Income Fund
                                                     Franklin North Carolina
                                                     Tax-Free Income Fund
                                                     Franklin Ohio Insured
                                                     Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free
                                                     Income Fund Franklin
                                                     Pennsylvania Tax-Free
                                                     Income Fund Franklin
                                                     Virginia Tax-Free Income
                                                     Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Templeton Fund         Delaware Statutory   Franklin Templeton
Allocator Series                Trust                Conservative Target Fund
                                                     Franklin Templeton
                                                     Corefolio Allocation Fund
                                                     Franklin Templeton Founding
                                                     Funds
                                                     Allocation Fund
                                                     Franklin Templeton Growth
                                                     Target Fund
                                                     Franklin Templeton Moderate
                                                     Target Fund
                                                     Franklin Templeton
                                                     Perspectives Allocation
                                                     Fund

Franklin Templeton Money Fund   Delaware Statutory   Franklin Templeton Money
Trust                           Trust                Fund
Franklin Templeton Variable     Massachusetts        Franklin Flex Cap Growth
Insurance Products Trust        Business Trust       Securities Fund
                                                     Franklin Global
                                                     Communications Securities
                                                     Fund
                                                     Franklin Growth and Income
                                                     Securities Fund Franklin
                                                     High Income Fund Franklin
                                                     Income Securities Fund
                                                     Franklin Large Cap Growth
                                                     Securities Fund Franklin
                                                     Large Cap Value Securities
                                                     Fund Franklin Money Market
                                                     Fund Franklin Real Estate
                                                     Fund Franklin Rising
                                                     Dividends Securities Fund
                                                     Franklin Small Cap Fund
                                                     Franklin Small Cap Value
                                                     Securities Fund Franklin
                                                     Strategic Income Securities
                                                     Fund Franklin U.S.
                                                     Government Fund Franklin
                                                     Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund -
                                                     2010 Mutual Discovery
                                                     Securities Fund Mutual
                                                     Shares Securities Fund
                                                     Templeton Global Income
                                                     Securities Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet
                                Business Trust       Investment Fund
                                                     Franklin Large Cap Value
                                                     Fund
                                                     Franklin MicroCap Value
                                                     Fund
                                                     Franklin Small Cap Value
                                                     Fund


Institutional Fiduciary Trust   Massachusetts        Franklin Cash Reserves Fund
                                Business Trust       Money Market Portfolio
                                                     Franklin Structured Large
                                                     Cap Core Equity Fund
                                                     Franklin Structured Large
                                                     Cap Growth Equity Fund

The Money Market Portfolios     Delaware Statutory   The Money Market Portfolio
                                Trust                The U.S. Government
                                                     Securities Money Market
                                                     Portfolio

CLOSED END FUNDS:

Franklin Floating Rate Trust    Delaware Statutory
                                Trust

Franklin Multi-Income Trust     Massachusetts
                                Business Trust

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust
Franklin Templeton High Yield
Trust                           Delaware Statutory
(not yet offered)               Trust

Franklin Templeton Limited      Delaware Statutory
Duration Income Trust           Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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